VK-CBD-SUM SUP-1

Summary Prospectus Supplement dated October 13, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Corporate Bond Fund

The following information replaces in its entirety the table appearing under the heading “FUND SUMMARY - Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2013
Chuck Burge	Portfolio Manager	2010
Michael Hyman	Portfolio Manager	2013
Scott Roberts	Portfolio Manager	2012”

VK-CBD-SUM SUP-1